Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
9. Income Taxes

Prior to the Separation, HART’s operating results were historically included in Harvard Bioscience’s income tax returns. For periods up to the date of the Separation, the provision for income taxes has been determined as if HART had filed separate tax returns for the periods presented. Accordingly, the effective tax rate of HART in the future years could vary from its historical effective tax rates depending on the future legal structure of HART and related tax elections. The historical deferred tax assets, including the operating loss and credit carryforwards generated by HART up to the date of Separation, remained with Harvard Bioscience. Net operating loss and tax carryforwards generated by HART after the Separation will remain with HART.

Income taxes for the years ended December 31, 2015 and 2014 differed from the amount computed by applying the U.S. federal income tax rate of 34% to pre-tax loss as a result of the following:

	Years ended December 31,
	2015	2014
	(in thousands)
Computed “expected” income tax benefit	$(3,979)	$(3,761)
Increase (decrease) in income taxes resulting from:
Foreign tax rate and regulation differential	17	40
State income tax benefit, net of federal income tax benefit	(703)	(663)
Non-deductible stock-based compensation expense	68	94
Tax credits	(200)	(178)
Change in valuation allowance allocated to income tax expense	4,797	4,468
Total income taxes	$-	$-

The Company has incurred pre-tax losses for the years ended December 31, 2015 and 2014:

	Years ended December 31,
	2015	2014
	(in thousands)
Domestic	$(11,601)	$(10,780)
Foreign	(103)	(281)
Total	$(11,704)	$(11,061)

The components of HART’s deferred tax asset are as follows:
	Years ended December 31,
	2015	2014
	(in thousands)
Deferred tax assets:
Operating loss and credit carryforwards	$4,459	$2,543
Capitalized research and development	2,941	1,612
Stock-based compensation	2,457	1,086
Accrued expenses	17	27
Property, plant and equipment	51	9
Total deferred tax assets	9,925	5,277
Less: valuation allowance	(9,925)	(5,277)
Deferred tax assets, net	$-	$-

The amounts recorded as deferred tax assets as of December 31, 2015 and 2014 represent the amount of tax benefits of existing deductible temporary differences or carryforwards that are more likely than not to be realized through the generation of sufficient future taxable income within the carryforward period. Significant management judgment is required in determining any valuation allowance recorded against deferred tax assets and liabilities. Due to the operating results, the Company’s cumulative loss position and uncertainty surrounding its forecasts, the Company concluded that a full valuation allowance was needed to offset its deferred tax assets at each period end. As previously mentioned, all deferred tax assets prior to the Separation remained with Harvard Bioscience, Inc. The Company has determined that any uncertain tax positions would have no material impact on the consolidated financial statements of the Company.

Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. During 2015 the Company completed two equity financings transactions which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future. The Company has not, as of yet, conducted a study to determine if any such changes have occurred that could limit its ability to use the net operating loss and credit carryforwards.

For all years through December 31, 2015, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company's research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position for these two years. A full valuation allowance has been provided against the Company's research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

Tax free distribution

Harvard Bioscience received a Supplemental Ruling to the Private Letter Ruling dated March 22, 2013 from the IRS to the effect that, among other things, the Separation and related distribution of all of the shares of the Company’s common stock by Harvard Bioscience will qualify as a transaction that is tax-free for U.S. federal income tax purposes under Section 355 and 368(a)(1)(D) of the Internal Revenue Code continuing in effect. The private letter and supplemental rulings and the tax opinion that Harvard Bioscience received from legal counsel to Harvard Bioscience rely on certain representations, assumptions and undertakings, including those relating to the past and future conduct of the HART business, and neither the private letter and supplemental rulings nor the opinion would be valid if such representations, assumptions and undertakings were incorrect. Moreover, the private letter and supplemental rulings do not address all the issues that are relevant to determining whether the Distribution will qualify for tax-free treatment. Notwithstanding the private letter and supplemental rulings and opinion, the IRS could determine the Distribution should be treated as a taxable transaction for U.S. federal income tax purposes if, among other reasons, it determines any of the representations, assumptions or undertakings that were included in the request for the private letter and supplemental rulings are false or have been violated or if it disagrees with the conclusions in the opinion that are not covered by the IRS ruling.

To preserve the tax-free treatment to Harvard Bioscience of the Separation and Distribution, for the two-year period following the Distribution, which such period ended November 1, 2015, the Company was limited, except in specified circumstances, from entering into certain transactions pursuant to which all or a portion of the Company’s stock would be acquired, whether by merger or otherwise; issuing equity securities beyond certain thresholds; repurchasing the Company’s common stock; and ceasing to actively conduct the Company’s regenerative medicine business. In addition, at all times, including during and following such two-year period, the Company may not take or fail to take any other action that prevents the Separation and Distribution and related transactions from being tax-free.

If the Distribution fails to qualify for tax-free treatment, in general, Harvard Bioscience would be subject to tax as if it had sold the Company’s common stock in a taxable sale for its fair market value, and Harvard Bioscience stockholders who receive shares of HART common stock in the Distribution would be subject to tax as if they had received a taxable Distribution equal to the fair market value of such shares.

Under the tax sharing agreement between Harvard Bioscience and the Company, the Company would generally be required to indemnify Harvard Bioscience against any tax resulting from the Distribution to the extent that such tax resulted from (i) an acquisition of all or a portion of our stock or assets, whether by merger or otherwise, (ii) other actions or failures to act by the Company, or (iii) any of the Company’s representations or undertakings being incorrect or violated. The Company’s indemnification obligations to Harvard Bioscience and its subsidiaries, officers and directors are not limited by any maximum amount. If the Company is required to indemnify Harvard Bioscience or such other persons under the circumstances set forth in the tax sharing agreement, the Company may be subject to substantial liabilities.